Exhibit 10.1

                                    EXECUTIVE
                            SALARY CONTINUATION PLAN
                                    AGREEMENT




                                     BETWEEN


             OSAGE FEDERAL SAVINGS AND LOAN ASSOCIATION OF PAWHUSKA

                                       AND

                                  MARK S. WHITE

                 EXECUTIVE SALARY CONTINUATION PLAN AGREEMENT OF
             OSAGE FEDERAL SAVINGS AND LOAN ASSOCIATION OF PAWHUSKA


     This Agreement is made and entered into on the 16th day of April, 2004, by and between Osage Federal Savings and Loan Association of Pawhuska, hereinafter referred to as the "Institution," and Mark S. White, hereinafter referred to as the "Employee".

                              W I T N E S S E T H:

     WHEREAS, the Employee has been employed by the Institution and is currently employed in an executive capacity;


     WHEREAS, the Institution desires to retain the valuable services and business counsel of the Employee and to induce theEmployee to remain in an executive capacity with the Institution;


     WHEREAS, the Employee is considered a highly compensated Employee or member of a select management group of the Institution; and

     NOW, THEREFORE, the Institution promises to pay the benefits provided herein, subject to the terms and conditions of this Agreement, in consideration for the Employee's promise to remain in the continuous employment of the Institution until retirement. The parties hereto agree that the following shall constitute the terms of this Agreement.

SECTION 1. Definitions.
           -----------

         For the purposes of this Agreement, whenever the context so indicates, the singular or plural number and the masculine, feminine, or neuter gender shall be deemed to include the other. The definitions below shall apply only to this Agreement and shall not be construed as applying to a qualified employee benefit plan under Section 401(a) of the Internal Revenue Code of 1986, as amended.

Beneficiary
----------

     Beneficiary shall mean the person or persons the Employee has designated in writing to the Institution, if none, the Employee's Spouse, Children, or Estate (in that order).

Retirement Benefit
------------------

     Retirement Benefit shall mean the benefit provided to the Employee at his retirement, provided he has satisfied the conditions and terms of this Agreement.

Estate
------

     Estate shall mean the estate of the Employee.

Normal Retirement Age
---------------------

     Normal Retirement Age shall mean age sixty-five (65) or later if permitted by the Institution's Board of Directors.

Spouse
------

     Spouse shall mean the person to whom the Employee is legally married at the time of the Employee's death.

Early Retirement Date
---------------------

     Early Retirement Date shall mean a retirement from service which is effective prior to the Normal Retirement Age stated herein, provided the Employee has attained age sixty-two (62).

Benefit Accounting
------------------

     The Institution shall account for this benefit using the regulatory accounting principles of the Institution's primary federal regulator. The Institution shall establish an accrued liability retirement account for the Employee into which appropriate reserves shall be accrued.

Discharge For Cause
-------------------

     The term "for cause" shall mean any of the following that result in an adverse effect on the Institution: (i) gross negligence or gross neglect; (ii) the commission of a felony or gross misdemeanor involving moral turpitude, fraud, or dishonesty; (iii) the willful violation of any law, rule, or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit.

SECTION 2. Conditions.
           ---------

     (a) Normal Employment.  The payment of benefits under this Agreement to the
         ----------------
Employee or Beneficiary are conditioned upon the continuous employment (including authorized leaves of absence as described by this Agreement) of the Employee by the Institution from date of execution of this Agreement until attaining Retirement Age.

     (b)  Noncompetition.  Payment of benefits is further  conditioned  upon the
          --------------
Employee not acting in any similar employment capacity for any business enterprise which competes to a substantial degree with the Institution, nor engaging in any activity involving substantial competition with the Institution during employment or after retirement, while receiving benefits under this Agreement without the prior written consent of the Institution. In the event of violation of these provisions, all future payments shall be cancelled and discontinued.

SECTION 3. Retirement Benefit.
           -----------------

     (a) At Normal Retirement Age, if the Employee is still covered by this Agreement, the Institution shall commence payments as provided in this Section. Subject to the provisions and limitations of this Agreement, the Institution shall pay to the Employee a monthly benefit which shall commence the first day of the second month following the Employee's Retirement Age and shall be payable monthly thereafter until the Employee's death. The amount of such benefit will be determined as of the Employee's date of retirement as follows:

     Once the Employee reaches Normal Retirement Age and has maintained continuous Years of Service with the Institution from the date of execution of this Agreement to the Normal Retirement Age (including authorized leaves of absence as described in this Agreement), he shall receive compensation at the annualized rate of Thirty Five Thousand and 00/100th Dollars ($35,000.00) per year. This compensation to be paid on a monthly basis as set forth above, until the death of the Executive.

     (b)  Retirement  Prior to Age 65. The  Employee may retire after the age of
          ---------------------------
sixty-two (62) and receive an early retirement benefit based upon the accrued liability balance at date of early retirement.

         Should the Employee elect Early Retirement or be discharged without cause by the Institution subsequent to the Early Retirement Date [Section 1], the Employee shall be entitled to receive an annual benefit payment of Thirty Five Thousand and 00/100th Dollars ($35,000.00) actuarially reduced based on the liability account balance. Said benefit shall be paid in equal monthly installments (each 1/12th of the annual benefit) on the first day of the second month following the Early Retirement Date. In the event the Employee should die and there is a balance in the accrued liability account, the Institution shall pay such balance, in a lump sum or in equal monthly installments (1/12th of the annual benefit), at the discretion of the Institution, to such individual or individuals the Employee may have designated in writing and filed with the Institution. In the absence of any effective beneficiary designation, any such amounts becoming due and payable upon the death of the Employee shall be payable to the duly qualified executor or administrator of the Employee's estate. Said payments due hereunder shall begin the first day of the second month following the decease of the Employee.

     (c) Termination Before Normal Retirement Age After Merger, Conversion, or a
         -----------------------------------------------------------------------
Change of Control After  Conversion.  If the Employee is terminated within three
-----------------------------------
years after the Institution is merged into another Institution, or undergoes a stock conversion, or after a stock conversion, there is a Change of Control as defined below and the Employee is terminated for any reason other than discharge for cause or his base salary is reduced without his consent prior to Normal Retirement Age, the Employee shall be entitled to complete payment of benefits under the applicable provision below:

     (i) if the Employee has reached an age which would permit an early retirement benefit under Subsection (b) above, the Employee will receive the benefit permitted under the Agreement for his attained age with no other conditions being applicable;

     (ii) if the Employee has reached an age which would not yet permit an early retirement benefit under the terms above, the Employee will receive a benefit equal to the minimum early retirement benefit with no other requirements being applicable. Payments to be made as if the Employee had attained earliest permitted retirement age.

     (iii) For the purposes of this subsection, Change of Control shall mean any time ten percent (10%) or more of the voting stock of the Institution shall be transferred by any means other than by will or intestate and acquired by one party or parties acting in concert. This shall not apply to any transfer of stock to a trust for the benefit of the Institution's employees.

     (d)  Termination  Before Age 62. If the Employee is terminated by action of
          --------------------------
the Institution before age sixty-two (62) for any reason other than a discharge for cause, the Employee shall be entitled to a lump sum payment of the accrued liability balance at said termination

     (e) Discharge For Cause.  In the event the Employee shall be discharged for
         -------------------
cause at any time, all benefits provided herein shall be forfeited.

     (f)  Termination of Service.  Subject to  Subparagraph  3 (e)  hereinabove,
          ----------------------
should the Employee suffer a termination of service, he shall be vested in accordance with the following vesting schedule:

         Total Years of Employment
         with the Institution since the
         Effective Date of this Agreement        Vested (to a maximum of 100%)
         --------------------------------        -----------------------------
             less than 1 year                                  0%
             1                                              12.5%
             2                                                25%
             3                                              37.5%
             4                                                50%
             5                                              62.5%
             6                                                75%
             7                                              87.5%
             8                                               100%

SECTION 4. Death Benefit.
           -------------

     (a) In the event of the death of the Employee prior to retirement and the conditions of Section 2 of this Agreement being effective up to the time of death, the beneficiary shall receive the balance of the Employee's accrued liability retirement account on the date of death payable in one (1) lump sum to such individual or individuals as the Employee may have designated in writing and filed with the Institution. Such payment shall be paid beginning no later than the latest of:

     (i) January 1 of the year after the death of the Employee, or

     (ii) the first day of the third month after the death of the Employee.

     (b) In the event of the death of the Employee after retirement, the Beneficiary shall receive the balance of the Employee's accrued liability retirement account on the date of death. The payment shall be made in the same manner and form as provided for in Article 4 (a) hereinabove.

SECTION 5. Named Fiduciary and Claims Procedure.
           ------------------------------------

     (a) The Institution is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

     (b) Any decision by the Institution denying a claim by the Employee or a Beneficiary for benefits under this Agreement shall be in writing and delivered or mailed to the Employee or Beneficiary. Such statement shall set forth the specific reasons for the denial. In addition, the Institution shall afford a reasonable opportunity to the Employee or Beneficiary for a full and fair review of the decision denying such claim.

SECTION 6. Funding.
           -------

     The Institution's obligations under this Agreement shall be an unfunded and unsecured promise to pay. The Institution shall not be obligated under any circumstances to fund its obligations under this Agreement. The Institution may, however, at its sole and exclusive option, elect to fund this Agreement in whole or in part.

SECTION 7. Employee's Right to Assets.
           --------------------------

     The rights of the Employee or his Beneficiaries shall be solely those of an unsecured general creditor of the Institution. The Employee or his Beneficiaries shall only have the right to receive from the Institution those payments as specified under this Agreement. The Employee agrees that neither he nor his Beneficiaries shall have any rights or interests whatsoever in any assets of the Institution. Any asset used or acquired by the Institution in connection with the liabilities the Institution has assumed under this Agreement, except as expressly provided, shall not be deemed to be held under any Trust for the benefit of the Employee or his Beneficiaries, nor shall it be considered security for the performance of the obligations of the Institution. It shall be, and remain, a general, unpledged, and unrestricted asset of the Institution.

SECTION 8. Acceleration of Payment.
           -----------------------

     The Institution may, only upon the mutual written consent of the Employee, or if deceased, Employee's Beneficiaries, accelerate the payment of any benefits payable under this Agreement. In the event it is agreed to accelerate these payments, the present value of all future payments shall be paid to the Employee or his Beneficiaries. The then current Federal Reserve discount rate which is charged on loans to depository institutions by the New York Federal Reserve Bank shall be used in discounting any payments as determined by the Institution.


SECTION 9. Leaves of Absence and Disability.
           --------------------------------

     (a) The Institution may, in its sole discretion, permit the Employee to take a leave of absence for a period not to exceed one year. During such leave, the Employee shall be considered to be in the continuous employment of the Institution for purposes of this Agreement.

     (b) In the event that there is any finding of disability of the Employee, the Institution will pay an amount equal to the accrued liability retirement account balance to the Employee. No other benefits will be owed to the Employee under this Agreement.

The Employee will be considered to be disabled or under a Period of Disability if he or she has physical or mental impairment or combination of impairments of such severity that the Employee is not only unable to continue in his or her regular course of employment, but also cannot, considering the Employee's age, education and work experience, engage in any other kind of substantial gainful work which exists in the national economy, regardless of whether such work exists in the immediate area in which the Employee lives, or whether a specific job vacancy exists for him or whether he would be hired if the Employee applied for work. If there is a dispute regarding whether the Employee is disabled, such dispute shall be resolved by a physician selected by the Institution and such resolution shall be binding upon all parties to this Agreement.

SECTION 10. Assignability.
            -------------

     Except insofar as this provision may be contrary to applicable law, no sale, transfer, alienation, or assignment, pledge, collateralization, or attachment of any benefits under this Agreement shall be valid or recognized by the Institution.

SECTION 11. Amendment.
            ---------

     This Agreement can be amended by the mutual written agreement of both parties. The Institution shall have the power to terminate this Agreement completely by giving proper notice of not less than sixty days. However, upon such a termination, the Employee shall be entitled to complete payment of benefits under the applicable provision below:

     (i) if the Employee has reached an age which would allow a retirement benefit under any terms of the Agreement, the Employee will receive the maximum benefit permitted under the Agreement for his attained age with no other conditions being applicable.

     (ii) if the Employee has not yet reached an age which would allow a retirement benefit under any terms of the Agreement, the Employee will receive the minimum benefit permitted under the Agreement for the earliest possible early retirement benefit with no other conditions being applicable.

     Such payments upon  termination may be accelerated only by the procedure of
Section 8 of this Agreement.

SECTION 12. Enforcement.
            -----------

     This Agreement shall be governed by the laws of the State of Oklahoma. This Agreement is solely between the Institution and the Employee. Furthermore, the Employee or his Beneficiaries shall only have recourse against the Institution for enforcement of the Agreement. However, it shall be binding upon the Beneficiaries, heirs, executors, and administrators of the Employee, and upon any and all successors and assigns of the Institution.

SECTION 13. Severability.
            ------------

     In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

SECTION 14. Payments to Beneficiaries.
            -------------------------

     For the purposes of this Agreement, Beneficiaries shall mean the person or person designated by the Employee in writing on forms furnished by the Institution. Such Employee may then from time to time change the designated Beneficiaries by written notice to the Institution, and upon such change the rights of all previously designated Beneficiaries to receive any benefits under this Agreement shall cease. If, at the date of death of the Employee, no properly designated Beneficiary exists, then for the purposes of this Agreement, the legally recognized Spouse of the Employee living at his death, shall be the Beneficiary; if none, then the Children, natural and adopted, then living of the Employee; if none, then the Employee's Estate.

SECTION 15. Incompetency.
            ------------

     If the Institution shall find that any person to whom any payment is payable under this Agreement is unable to care for their affairs due an illness or accident, or is a minor, payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee, or other legal representative) may be paid to the Spouse, a child, a parent, a brother or sister, or a custodian determined pursuant to the Uniform Gift to Minors Act, the Uniform Transfer to Minors Act, or to any person deemed by the Institution to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Institution may determine. Any such payments made under this Section in good faith shall be a complete discharge of the liabilities of the Institution under this Agreement.

SECTION 16. Right of Employment.
            -------------------

     Nothing contained in this Agreement shall be construed to be a contract of employment for any term of years, nor as conferring upon the Employee the right to continue in the employment of the Institution in the Employee's present capacity, or in any other capacity. It is expressly understood by the parties hereto that this Agreement relates exclusively to additional compensation for the Employee's services, which compensation is payable after the end of active employment service and is not intended to be an employment contract.

SECTION 17. Scope of Agreement.
            ------------------

     Nothing contained in this Agreement shall be construed as limiting or restricting any benefit to the Employee, his designated beneficiary, or their estates, under any pensions, profit-sharing, or similar retirement plan, or under any group life, or group health or accident, or other plan of the Institution, for the benefit of its employees generally or a group of them, now or here after in existence, nor shall any payment under this Agreement to any person entitled to such hereunder be deemed to constitute payment to such person in lieu of or in reduction of any benefit or payment under any such plan.

SECTION 18. Consultation.
            ------------

     In the event that the Employee furnishes his services subsequent to his retirement of an advisory or consulting nature, the Employee shall be compensated in an amount mutually agreed upon by the parties prior to the rendering of such services. Payments under other Sections of this Agreement shall in no manner be construed as compensation for the services provided by the Employee of an advisory or consulting nature after retirement.

SECTION 19. Regulatory Compliance.
            ---------------------

     Notwithstanding any other provisions of this Agreement, no payment shall be paid by the Institution under this Agreement if such payment would be in violation of any order or regulation of the Institution's primary regulator or any secondary financial institution regulatory body having jurisdiction over the Institution.

SECTION 20. Conversions.
            -----------

     In the event the Institution undergoes a conversion from mutual to stock form, the provisions of this Agreement shall remain binding and enforceable upon both parties. The parties may elect to amend this Agreement under the provision of Section 11 for the purpose of more accurately representing the intentions of the parties in terminology more applicable to the Institution's new form.

SECTION 21. 12 U.S.C. ss. 1828(k).
            --------------------

     Any payments made to the Employee pursuant to this Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) or any regulations promulgated thereunder.

SECTION 22. Effective Date.
            --------------

     The Effective Date of this Agreement shall be January 1, 2004.

SECTION 23. Execution.
            ---------

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed this 16th day of April, 2004.

                                  /s/Mark S. White
                                  ------------------------------------
                                  Mark S. White




                                  Osage Federal Savings and Loan Association
                                      of Pawhuska

                                  By:  /s/Sue Allen Smith
                                       ----------------------------------
                                       Title:  Vice President/CFO

               BENEFICIARY DESIGNATION FORM FOR THE NON-QUALIFIED
                                 RETIREMENT PLAN
                                     BETWEEN
             OSAGE FEDERAL SAVINGS AND LOAN ASSOCIATION OF PAWHUSKA
                                       AND
                                  MARK S. WHITE

I. PRIMARY DESIGNATION
   -------------------
(You may refer to the beneficiary designation information prior to completion.)

A. PERSON(S) AS A PRIMARY DESIGNATION:
   ----------------------------------
  (Please indicate the percentage for each beneficiary.)


Name   Peggy J. White                              Relationship    spouse/  100%
       ----------------------------------                      -----------------

Address:  2801 Montrose               Bartlesville     OK           74006
          ----------------------------------------------------------------------
           (Street)                      (City)      (State)        (Zip)

Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)

Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)


Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)


Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)


B. ESTATE AS A PRIMARY DESIGNATION:
   -------------------------------

My Primary Beneficiary is The Estate of _________________________________ as set forth in the last will and testament dated the _____ day of __________, _______ and any codicils thereto.

C. TRUST AS A PRIMARY DESIGNATION:
   -------------------------------

Name of the Trust:  ____________________________________________________________
Execution Date of the Trust: _____ / _____ / _________
Name of the Trustee: ___________________________________________________________
Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

________________________________________________________________________________

________________________________________________________________________________

Is this an Irrevocable Life Insurance Trust?  ________ Yes     ________ No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.     SECONDARY (CONTINGENT) DESIGNATION
        ----------------------------------

A.      PERSON(S) AS A SECONDARY (CONTINGENT)
        -------------------------------------

         DESIGNATION: (Please indicate the percentage for each beneficiary.)


Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)


Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)


Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)



Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)



Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)

B.   ESTATE AS A SECONDARY (CONTINGENT) DESIGNATION:
     ----------------------------------------------

My Secondary Beneficiary is The Estate of _________________________ as set forth in my last will and testament dated the _____ day of ____________, _____ and any codicils thereto.


C.   TRUST AS A SECONDARY (CONTINGENT) DESIGNATION:
     ----------------------------------------------

Name of the Trust:  ____________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: ___________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

________________________________________________________________________________

________________________________________________________________________________

All sums payable under the Executive Salary Continuation Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the Institution in writing.


/s/Mark S. White                                          4/16/2004
--------------------------------------------              ----------------------
Mark S. White                                             Date

                                 LIFE INSURANCE

                      ENDORSEMENT METHOD SPLIT DOLLAR PLAN

                                    AGREEMENT


Insurer:                                    New York Life Insurance Company
                                            Northwestern Mutual Life Insurance

Policy Number:                              56607399
                                            16688355

Institution:                                Osage Federal Savings and Loan
                                            Association of Pawhuska

Insured:                                    Mark S. White

Relationship of Insured to Institution:     Executive


The respective rights and duties of the Institution and the Insured in the above-referenced policy shall be pursuant to the terms set forth below:


I.       DEFINITIONS

         Refer to the policy contract for the definition of any terms in this Agreement that are not defined herein. If the definition of a term in the policy is inconsistent with the definition of a term in this Agreement, then the definition of the term as set forth in this Agreement shall supersede and replace the definition of the terms as set forth in the policy.

II.      POLICY TITLE AND OWNERSHIP

         Title and ownership shall reside in the Institution for its use and for the use of the Insured all in accordance with this Agreement. The
         Institution alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Institution and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III.     BENEFICIARY DESIGNATION RIGHTS

         The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Institution may have in such proceeds, as provided in this Agreement.

IV.      PREMIUM PAYMENT METHOD

         Subject to the Institution's absolute right to surrender or terminate the policy at any time and for any reason, the Institution shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force.

V.       TAXABLE BENEFIT

         Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Institution (or its administrator) will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

VI.      DIVISION OF DEATH PROCEEDS

         Subject to Paragraphs VII and IX herein, the division of the death proceeds of the policy is as follows:

         A. Should the Insured be employed by the Institution at the time of death, or be retired or terminated due to disability at the time of death, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to eighty-five percent (85%) of the net-at-risk insurance portion of the proceeds. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

         B. Should the Insured not be employed by the Institution at the time of his or her death, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to the percentage as set forth hereinbelow of the proceeds described in Subparagraph VI (A) above that corresponds to the number of full years the Insured has been employed by the Institution since the Effective Date of this Agreement.

         Total Years of Employment
         with the Institution since the
         Effective Date of this Agreement         Vested (to a maximum of 100%)
         --------------------------------         -----------------------------
             less than 1 year                             $20,000
               1                                             12.5%
               2                                               25%
               3                                             37.5%
               4                                               50%
               5                                             62.5%
               6                                               75%
               7                                             87.5%
               8                                              100%

         C. The Institution shall be entitled to the remainder of such proceeds.

         D. The Institution and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

VII.     DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

         The Institution shall at all times be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Institution and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII.    RIGHTS OF PARTIES WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

         In the event the policy involves an endowment or annuity element, the Institution's right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.

IX.      TERMINATION OF AGREEMENT

         This Agreement shall terminate upon the occurrence of any one of the following:

         A. The Insured shall be discharged from employment with the Institution for cause. The term "for cause" shall mean any of the following that result in an adverse effect on the Institution: (i) gross negligence or gross neglect; (ii) the commission of a felony or gross misdemeanor involving fraud or dishonesty; (iii) the willful violation of any law, rule, or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit; or

         B. Surrender, lapse, or other termination of the Policy by the Institution.

         Upon such  termination,  the Insured (or assignee) shall have a fifteen
         (15) day option to receive from the Institution an absolute assignment of the policy in consideration of a cash payment to the Institution, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be the greater of:

         A. The Institution's share of the cash value of the policy on the date of such assignment, as defined in this Agreement; or

         B. The amount of the premiums that have been paid by the Institution prior to the date of such assignment.

         If, within said fifteen (15) day period, the Insured fails to exercise said option, fails to procure the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured's rights, interest and claims in the policy shall terminate as of the date of the termination of this Agreement.

         The Insured expressly agrees that this Agreement shall constitute sufficient written notice to the Insured of the Insured's option to receive an absolute assignment of the policy as set forth herein.

         Except  as  provided   above,   this  Agreement  shall  terminate  upon
         distribution of the death benefit proceeds in accordance with Paragraph VI above.

X.       INSURED'S OR ASSIGNEE'S ASSIGNMENT RIGHTS

         The Insured may not, without the written consent of the Institution, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

XI.      AGREEMENT BINDING UPON THE PARTIES

         This Agreement shall bind the Insured and the Institution, their heirs, successors, personal representatives and assigns.

XII.     ERISA PROVISIONS

         The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"):

         A.       Named Fiduciary and Plan Administrator.
                  --------------------------------------

                  The "Named Fiduciary and Plan Administrator" of this Endorsement Method Split Dollar Agreement shall be Osage Federal Savings and Loan Association of Pawhuska until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Institution shall be responsible for the management, control, and administration of this Split Dollar Plan as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

         B.       Funding Policy.
                  --------------

                  Subject to the Institution's absolute right to surrender or terminate the policy at any time and for any reason, the funding policy for this Split Dollar Plan shall be to maintain the subject policy in force by paying, when due, all premiums required.

         C.       Basis of Payment of Benefits.
                  ----------------------------

                  Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

         D.       Claim Procedures.
                  ----------------

                  Claim forms or claim information as to the subject policy can be obtained by contacting Benmark, Inc. (800-544-6079). When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance policy, they should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Agreement.

                  In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named above and they will assist in making an inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.

XIII.    GENDER

         Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIV.     INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

         The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XV.      CHANGE OF CONTROL

         Change of Control shall be deemed to be the cumulative transfer of more than ten percent (10%) of the voting stock of the Institution from the date of this Agreement. For the purposes of this Agreement, transfers on account of death or gifts, transfers between family members, or transfers to a qualified retirement plan maintained by the Institution shall not be considered in determining whether there has been a Change of Control. Upon a Change of Control, if the Insured's employment is subsequently terminated, except for cause, then the Insured shall be one hundred percent (100%) vested in the benefits promised in this Agreement and, therefore, upon the death of the Insured, the Insured's beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if the Insured had died while employed by the Institution (see Subparagraphs VI [A] & [B]).

XVI.     AMENDMENT OR REVOCATION

         Subject to the Institution's absolute right to surrender or terminate the policy at any time and for any reason, it is agreed by and between the parties hereto that, during the lifetime of the Insured, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Insured and the Institution.

XVII.    EFFECTIVE DATE

         The Effective Date of this Agreement shall be January 1, 2004.

XVIII.   SEVERABILITY AND INTERPRETATION

         If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

XIX.     APPLICABLE LAW

         The validity and interpretation of this Agreement shall be governed by the laws of the State of Oklahoma.

XX.      CONVERSIONS

         In the event the Institution undergoes a conversion from mutual to stock form, the provisions of this Agreement shall remain binding and enforceable upon both parties. The parties may elect to amend this Agreement under the provision of Subparagraph XVI for the purpose of more accurately representing the intentions of the parties in terminology more applicable to the Institution's new form.


Executed at Pawhuska, Oklahoma this 16th day of April, 2004.

                             OSAGE FEDERAL SAVINGS AND LOAN
                             ASSOCIATION OF PAWHUSKA
                             Pawhuska, Oklahoma



/s/Frances Altaffer          By:/s/Sue Allen Smith, Vice President/CFO
--------------------            ------------------------------------------------
Witness                         (Institution Officer other than Insured)   Title



/s/Frances Altaffer             /s/Mark S. White
--------------------            ------------------------------------------------
Witness                         Mark S. White

                          BENEFICIARY DESIGNATION FORM
                 FOR THE LIFE INSURANCE ENDORSEMENT METHOD SPLIT
                              DOLLAR PLAN AGREEMENT

I. PRIMARY DESIGNATION
   --------------------
   (You may refer to the beneficiary designation information prior to completion.)

A. PERSON(S) AS A PRIMARY DESIGNATION:
   ----------------------------------
   (Please indicate the percentage for each beneficiary.)

Name Peggy J. White                   Relationship     spouse         /  100%
     -------------------------------              ------------------  ---------

Address:  2801 Montrose                Bartlesville          OK         74006
        -----------------------------------------------------------------------
            (Street)                     (City)            (State)      (Zip)


Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)

Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)


Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)

B. ESTATE AS A PRIMARY DESIGNATION:
   -------------------------------

My Primary Beneficiary is The Estate of ___________________ as set forth in the last will and testament dated the ___ day of _________, ____ and any codicils thereto.

C. TRUST AS A PRIMARY DESIGNATION:
   ------------------------------

Name  of the  Trust:  __________________________________________________________

Execution  Date of the Trust:  _____ / _____ /  _________

Name of the  Trustee: __________________________________________________________

Beneficiary(ies)  of the Trust
(please indicate the percentage for each beneficiary):

________________________________________________________________________________

________________________________________________________________________________


Is this an Irrevocable Life Insurance Trust?  ________ Yes     ________ No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II. SECONDARY (CONTINGENT) DESIGNATION
    ----------------------------------

A. PERSON(S) AS A SECONDARY (CONTINGENT) DESIGNATION:
   -------------------------------------------------
   (Please indicate the percentage for each beneficiary.)


Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)

Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)


Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)


Name __________________________________________  Relationship__________/_______%

Address:________________________________________________________________________
           (Street)                      (City)      (State)        (Zip)


B. ESTATE AS A SECONDARY (CONTINGENT) DESIGNATION:
   ----------------------------------------------


My Secondary Beneficiary is The Estate of ___________________ as set forth in my last will and testament dated the _____ day of ____________, _______ and any codicils thereto.

C. TRUST AS A SECONDARY (CONTINGENT) DESIGNATION:
   ----------------------------------------------

Name  of the  Trust:  __________________________________________________________

Execution  Date of the Trust:  _____ / _____ /  _________

Name of the  Trustee: __________________________________________________________

Beneficiary(ies)  of the Trust
(please indicate the percentage for each beneficiary):

________________________________________________________________________________

________________________________________________________________________________


All sums payable under the Life Insurance Endorsement Method Split Dollar Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the Institution in writing.


/s/Mark S. White                                              4/16/2004
--------------------------------------------         ---------------------------
Mark S. White                                                 Date